SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 27, 2006


                              STATION CASINOS, INC
                              --------------------
             (Exact name of registrant as specified in its charter)


         Nevada                     000-21640                         88-0136443
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(State or other jurisdiction       (Commission                  (I.R.S. Employer
of incorporation)                  File Number)              Identification No.)


2411 West Sahara Avenue, Las Vegas, Nevada                            89102
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code: (702) 367-2411
                                                    ----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))




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ITEM 8.01. OTHER EVENTS

     On November 22, 2006, the United States Department of Justice (the "DOJ") filed a Notice with the United States District Court for the District of Columbia (the "District Court") in the matter captioned Michigan Gambling Opposition v. the United States Department of the Interior (the "Gun Lake Litigation") stating that in light of the hearing on, among other things, the parties' cross-motions for summary judgment scheduled for November 29, 2006, the Department of the Interior does not intend to take the land at issue into trust prior to March 5, 2007. Previously, on October 27, 2006, the DOJ had filed a Notice with the District Court in the Gun Lake Litigation stating that the Department of the Interior planned to take the land at issue into trust on January 5, 2007 if the plaintiffs did not seek injunctive relief or failed to persuade the District Court to issue any relief precluding the Department of the Interior from doing so. No assurances can be provided as to the outcome of this litigation. The timing and feasibility of the project are dependent upon the receipt of the necessary governmental and regulatory approvals. We plan to continue contributing significant financial support to this project, even though there can be no assurances when or if the necessary approvals will be obtained.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Station Casinos, Inc.



Date:  November 27, 2006              By:   /s/ Glenn C. Christenson
                                            ------------------------------------
                                            Glenn C. Christenson
                                            Executive Vice President, Chief
                                            Financial Officer, Chief
                                            Administrative Officer and Treasurer